UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2015 (September 9, 2015)

Gilead Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19731	94-3047598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Lakeside Drive, Foster City, California	94404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 574-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On September 9, 2015, Gilead Sciences, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters listed in Schedule 1 thereto, relating to the sale by the Company of (a) $1.0 billion aggregate principal amount of the Company’s 1.850% Senior Notes due 2018 (the “2018 Notes”), (b) $2.0 billion aggregate principal amount of the Company’s 2.550% Senior Notes due 2020 (the “2020 Notes”), (c) $1.0 billion aggregate principal amount of the Company’s 3.250% Senior Notes due 2022 (the “2022 Notes”), (d) $2.75 billion aggregate principal amount of the Company’s 3.650% Senior Notes due 2026 (the “2026 Notes”), (e) $1.0 billion aggregate principal amount of the Company’s 4.600% Senior Notes due 2035 (the “2035 Notes”) and (f) $2.25 billion aggregate principal amount of the Company’s 4.750% Senior Notes due 2046 (the “2046 Notes,” and together with the 2018 Notes, the 2020 Notes, the 2022 Notes, the 2026 Notes and the 2035 Notes, the “Notes”).

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions. In particular, affiliates of certain of the underwriters for this offering are also lenders under the Company’s existing revolving credit facility and serve in various agency or other capacities under such facilities.

In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of the Company or its affiliates. If any of the underwriters or their affiliates have a lending relationship with the Company, certain of those underwriters or their affiliates routinely hedge, and certain other of those underwriters or their affiliates may hedge, their credit exposure to the Company consistent with their customary risk management policies. Typically, these underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in the Company’s securities, including potentially the Notes. Any such credit default swaps or short positions could adversely affect future trading prices of the Notes. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The Underwriting Agreement is filed herewith as Exhibit 1.1. The description of the Underwriting Agreement herein is qualified by reference thereto.

Supplemental Indenture

On September 14, 2015, the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee” and, together with the Company, the “Parties”), entered into a Fifth Supplemental Indenture to the Indenture between the Parties, dated as of March 30, 2011 (the “Base Indenture”). The Fifth Supplemental Indenture relates to the Company’s issuance of the Notes. The Notes were sold in a public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-194298).

The 2018 Notes will pay interest semi-annually at a rate of 1.850% per annum until September 4, 2018. The 2020 Notes will pay interest semi-annually at a rate of 2.550% per annum until September 1, 2020. The 2022 Notes will pay interest semi-annually at a rate of 3.250% per annum until September 1, 2022. The 2026 Notes will pay interest semi-annually at a rate of 3.650% per annum until March 1, 2026. The 2035 Notes will pay interest semi-annually at a rate of 4.600% per annum until September 1, 2035. The 2046 Notes will pay interest semi-annually at a rate of 4.750% per annum until March 1, 2046.

The Company intends to use the net proceeds from the sale of the Notes for general corporate purposes, which may include the repayment of debt, working capital, payment of dividends and the repurchase of its outstanding common stock pursuant to its authorized share repurchase program.

The Base Indenture and the Fifth Supplemental Indenture contain certain restrictions, including a limitation that restricts the Company’s ability and ability of certain of its subsidiaries to create or incur secured indebtedness, enter into sale and leaseback transactions and consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of its subsidiaries and also requires the Company to offer to repurchase the Notes upon certain change of control events.

The Company may redeem any series of Notes, in whole or in part, at any time and from time to time at the applicable redemption price described in the form of the Notes of the applicable series.

For a complete description of the terms and conditions of the Base Indenture, please refer to the Base Indenture, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Commission on April 1, 2011 and incorporated herein by reference. For a complete description of the terms and conditions of the Fifth Supplemental Indenture and the Notes, please refer to the Fifth Supplemental Indenture and the forms of each series of Notes, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7 respectively.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The Underwriting Agreement contains representations and warranties by each of the parties thereto. These representations and warranties have been made solely for the benefit of the other party or parties to the Underwriting Agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one or more of the parties if those statements prove to be inaccurate;

•	may have been qualified by disclosures that were made to the other party or parties in connection with the negotiation of the Underwriting Agreement, which disclosures are not necessarily reflected in such agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the Underwriting Agreement or such other date or dates as may be specified in such agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. The Company acknowledges that, notwithstanding the inclusion of the foregoing general disclaimer, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this report not misleading.

Additional information about the Company may be found elsewhere in this report and the Company’s other public filings, which are available without charge through the Securities and Exchange Commission’s website at http://www.sec.gov.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 9, 2015, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters listed in Schedule 1 thereto

4.1	Fifth Supplemental Indenture, dated as of September 14, 2015, between the Company and Wells Fargo Bank, National Association, as Trustee

4.2	Form of 2018 Note (included in Exhibit 4.1 above)

4.3	Form of 2020 Note (included in Exhibit 4.1 above)

4.4	Form of 2022 Note (included in Exhibit 4.1 above)

4.5	Form of 2026 Note (included in Exhibit 4.1 above)

4.6	Form of 2035 Note (included in Exhibit 4.1 above)

4.7	Form of 2046 Note (included in Exhibit 4.1 above)

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

By:	/s/ Robin L. Washington
Name:	Robin L. Washington
Title:	Executive Vice President and Chief Financial Officer

Dated: September 14, 2015

EXHIBIT LIST

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 9, 2015, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters listed in Schedule 1 thereto

4.1	Fifth Supplemental Indenture, dated as of September 14, 2015, between the Company and Wells Fargo Bank, National Association, as Trustee

4.2	Form of 2018 Note (included in Exhibit 4.1 above)

4.3	Form of 2020 Note (included in Exhibit 4.1 above)

4.4	Form of 2022 Note (included in Exhibit 4.1 above)

4.5	Form of 2026 Note (included in Exhibit 4.1 above)

4.6	Form of 2035 Note (included in Exhibit 4.1 above)

4.7	Form of 2046 Note (included in Exhibit 4.1 above)

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1)